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                                 EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our
report  included  in  this  Form  8-K,  into  the  Company's  previously   filed
Registration Statement File No. 333-57163.


ARTHUR ANDERSEN LLP



Orange County, California
August 25, 1998